As filed with the Securities and Exchange Commission on June 26, 1997

                      1933 Act File No. 33-66528

                      1940 Act File No. 811-7912

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X
                                                                      ----

      Pre-Effective Amendment No.         .....................

      Post-Effective Amendment No.   8  .......................          X
                                   -----                              ----

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                       ----

      Amendment No.  9_........................................           X
                    ---                                                ----

                       OLD WESTBURY FUNDS, INC.

          (Exact Name of Registrant as Specified in Charter)

                      c/o Edgewood Services, Inc.
    Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779

               (Address of Principal Executive Offices)

                            (412) 288-8160

                    (Registrant's Telephone Number)

Robert C. Elliott                Copies To:        Michael R. Rosella, Esquire
Bessemer Trust Company, N.A.                       Battle Fowler LLP
630 Fifth Avenue                                   75 East 55th Street
New York, New York 10111                           New York, New York 10022

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

 X   immediately upon filing pursuant to paragraph (b)
 _  on            , pursuant to paragraph (b)

    60 days after filing pursuant to paragraph (a) (i) on pursuant to paragraph (a) (i) 75 days after filing pursuant to paragraph
    (a)(ii) on _________________ pursuant to paragraph (a)(ii) of Rule
    485

If appropriate, check the following box:

    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

 X filed the Notice required by that Rule on December 16, 1996; or intends to file the Notice required by that Rule on or about; or

    during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

                       OLD WESTBURY FUNDS, INC.

                  Registration Statement on Form N-1A

                                             ------------------------

                         CROSS-REFERENCE SHEET

                        Pursuant to Rule 404(c)

                                             ------------------------

         This Amendment to the Registration Statement of Old Westbury Funds, Inc., which consists of two portfolios including: Old Westbury International Fund and Old Westbury Growth Opportunity Fund; relates only to one of the portfolios, Old Westbury Growth Opportunity Fund, and is comprised of the following:

Part A


ITEM NO.                                                                                         PROSPECTUS HEADING

1.       Cover Page...................................................................................   Cover Page

2.       Synopsis...............................................................................Prospectus Summary;

                                                                                           Summary of Fund Expenses

3        Condensed Financial Information.......................................................Financial Highlights

4.       General Description of Registrant.....................................................Investment Objective
                                                                                                      and Policies;

                                                                                           Investment Restrictions;

                                                                                                General Information

5.       Management of the Fund.............................................................Management of the Fund;
                                                                                      The Administrator; Custodian,

             Transfer Agent and Dividend Disbursing Agent;

                                                                                      Distribution and Service Plan

5A.      Management's Discussion of Fund Performance.................................................Not Applicable

6.       Capital Stock and Other Securities.....................................................Purchase of Shares;
                                                                                             Redemption of Shares;

                                                                                                Exchange of Shares;
                                                                                       Retirement Plans; Dividends,

                                                                                           Distributions and Taxes;
                                                                                          Calculation of Investment

                                                                                               Performance; General

7.       Purchase of Securities Being Offered..................................................Purchase of Shares;
                                                                                                   Net Asset Value;

                                                                                      Distribution and Service Plan

8.       Redemption or Repurchase..............................................................Redemption of Shares

9.       Legal Proceedings...........................................................................Not Applicable


Part B                                                                                      Caption in Statement of
ITEM NO.                                                                                     Additional Information

10.      Cover Page..................................................................................... Cover Page

11.      Table of Contents........................................................................Table of Contents

12.      General Information and History............................................Description of Each Portfolio's
                                                                                    Investment Securities; Advisor;

                                                                              Administrator; Directors and Officers

13.      Investment Objectives and Policies......................................Investment Objective and Policies;

                                                                                            Investment Restrictions

14.      Management of the Fund...................................................Advisor; Administrator; Directors

                                                                                                       and Officers

15.      Control Persons and Principal

         Holders of Securities...............................................................Directors and Officers

16.      Investment Advisory and Other Services.............................................Advisor; Administrator;

                                                                                                       Distribution
                                                                                       and Service Plan; Custodian,

                                                                                 Transfer Agent and Dividend Agent;
                                                                                   Counsel and Independent Auditors

17.      Brokerage Allocation......................................................Brokerage and Portfolio Turnover

18.      Capital Stock and Other Securities............................................Description of Common Stock;
                                                                                      Description of Corporate Debt

                                                                                                            Ratings

19.      Purchase, Redemption and Pricing of

         Securities Being Offered................................................Purchase and Redemption of Shares;

                                                                                                    Net Asset Value

20.      Tax Status......................................................................................Tax Status

21.      Underwriters.................................................................Distribution and Service Plan

22.      Calculation of Fund Performance................................................................Performance


23. Financial Statements........The Financial Statements for the Old
Westbury International Fund for the fiscal period ended October 31, 1996, are incorporated by reference from the Portfolio's Annual Report dated October 31, 1996. Financial Statements for the Old Westbury Growth Opportunity Fund have been filed in Part A of this Registration

Statement.

Semi-Annual Report
and Supplement to
Prospectus dated
January 31, 1997

April 30, 1997

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                     INVESTMENT ADVISOR'S REPORT

                                                                        May 1997

--------------------------------------------------------------------------------

     The Old Westbury Growth Opportunity Fund's total return, for the period from January 31, 1997 (commencement of operations), through April 30, 1997, was (4.80)% based on net asset value.* The Fund's portfolio is comprised of a well-diversified group of small- and mid-cap stocks which generally have above-average growth opportunities and are selling at attractive price/valuation levels. However, over the past six months, small-and mid-cap stocks as a class underperformed large capitalization stocks by a significant amount. The underperformance was so significant that the relative multiples of small- and mid-cap stocks were selling at the low end of their historical range. Small- and mid-cap stocks normally have earnings multiples that range between one- and two-times the multiple of the S&P 500.** With the recent declines in prices, this relative multiple fell below 1.2 times the S&P 500 multiple. Given this low multiple, we believe the period of relative underperformance is most likely over.

     Most of the stocks in the Fund's portfolio had earnings growth rates that were higher than the S&P 500 and sold at earnings multiples below their growth rates. Although investor interest has been focused on large capitalization stocks over the past few years, periods of such significant underperformance tend to run their course. Subsequent to these periods, the stocks that have underperformed tend to reverse and regain more normal relative valuation levels. Given the quality of the companies in the Fund's portfolio, we believe the stocks should improve as investors seek the stocks of companies that have low relative prices and above-average rates of growth.

------------------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's total return based on offering price for the period was (9.07)%.

** The S&P 500 is an unmanaged index comprising stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

     The results of the March quarterly earnings announcements provided strong evidence of the quality of the companies in the Fund's portfolio. The average increase in earnings per share of the companies in the Fund's portfolio was 37% after eliminating one extraordinary increase of 1200%. This compares to the average increase for the S&P 500 of 13% and about 9% for small- and mid-cap stocks as a class. The stocks in the Fund's portfolio have been selling at a price earnings multiple of 19.5 times the estimated 1997 earnings and we believe these companies will continue to increase earnings throughout 1997.

 A. Please insert the following Financial Highlights table as page 5 of the Prospectus. In addition, please add the heading "Financial Highlights" to the Table of Contents as the third entry.

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
            (For a share outstanding throughout the period)


                                                                         FOR THE

                                                                         PERIOD
                                                                          ENDED

                                                                        APRIL 30,
                                                                         1997(A)

                                                                       (UNAUDITED)

                                                                     ---------------
Net asset value, beginning of period...............................     $   10.00
Income from investment operations:

  Net investment loss..............................................         (0.01)
  Net realized and unrealized gain (loss) on investments...........         (0.47)
                                                                     ---------------
  Total from investment operations.................................         (0.48)
                                                                     ---------------
Net asset value, end of period.....................................     $    9.52
                                                                     ---------------
                                                                     ---------------
Total return*......................................................         (4.80%)

Ratios/Supplemental data:

  Net assets, end of period (in 000's).............................     $   2,982
  Ratio of expenses to average net assets before waiver of
     expenses......................................................         14.97%**
  Ratio of expenses to average net assets..........................          1.50%**
  Ratio of net investment loss to average net assets...............         (0.55%)**
  Portfolio turnover...............................................            25%
  Average Commission rate paid.....................................         0.194

------------------
 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.

 ** Annualized.

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

 B. Please insert the following as the last sentence of the paragraph under the subsection entitled "Portfolio Turnover" on page 12:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the turnover rate of the Portfolio was 25%."

 C. Please insert the following as the last sentence of the third paragraph under the section entitled "Calculation of Investment Performance" on page 28:

     "The Portfolio's cumulative total return for the period from January 31, 1997, (commencement of operations) to April 30, 1997, was (4.80)%."

 D. Please insert the following as the fourth paragraph under the section entitled "General Information" on page 29:

     "As of June 16, 1997, Naidot & Co. c/o Bessemer Trust Co., owned 91.28% of the voting securities of the Portfolio, and, therefore, may, for certain purposes, be deemed to control the Portfolio and be able to affect the outcome of certain matters presented for a vote of shareholders."

 E. Please insert the following Financial Statements after the section entitled "Custodian, Transfer Agent and Dividend
     Disbursing Agent" on page 30. In addition, please add the heading Financial Statements" to the Table of Contents as the last entry.

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                      April 30, 1997 (unaudited)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--91.4%

           BASIC INDUSTRY--3.9%

    1,900  Newpark Resources, Inc.                                    $      85,262
    1,110  OM Group, Inc.                                                    30,664
                                                                      -------------
           TOTAL                                                            115,926

                                                                      -------------

           CAPITAL GOODS--3.5%

    4,850  Crompton & Knowles Corp.                                         105,488
                                                                      -------------

           CAPITAL GOODS--TECHNOLOGY--19.6%

    1,850  ADC Telecommunications, Inc.                                      48,331
    2,387  Burr Brown Corp.                                                  70,417
    1,400  Comdisco, Inc.                                                    44,450
    2,850  Digital Microwave Corp.                                           73,387
    3,200  Fore Systems                                                      48,800
    3,600  Read-Rite Corp.                                                   93,150
      700  Sterling Commerce, Inc.                                           18,112
    2,700  Trident Microsystems, Inc.                                        36,450
    1,400  Univision Communications, Inc., Class A                           47,600
    2,100  Xilinx, Inc.                                                     102,900
                                                                      -------------
           TOTAL                                                            583,597

                                                                      -------------

           CONGLOMERATES &
             MISCELLANEOUS--9.1%

    2,500  Unifi, Inc.                                                       77,500
    2,600  USA Waste Services, Inc.                                          85,150
    4,800  Royal Group Techs Ltd. Sub. Vtg.                                 107,400
                                                                      -------------
           TOTAL                                                            270,050

                                                                      -------------

           CONSUMER CYCLICAL--10.4%

    3,200  Borders Group, Inc.                                               68,000
    3,900  Casey's General Stores, Inc.                                      73,612
    2,200  Dominick's Supermarkets, Inc.                                     44,550

OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED

--------------------------------------------------------------------
           CONSUMER CYCLICAL (Continued)

    3,500  Promus Hotel Corporation                                   $     123,375
                                                                      -------------
           TOTAL                                                            309,537

                                                                      -------------

           CONSUMER GROWTH--2.1%

    1,300  Electronic Arts                                                   31,362
    1,900  International Game Technology                                     30,163
                                                                      -------------
           TOTAL                                                             61,525

                                                                      -------------

           DEFENSIVE CONSUMER STAPLES--7.1%

    4,650  Flowers Industries, Inc.                                         113,344
    3,550  Hormel Foods Corp.                                                86,975
      600  Richfood Holdings, Inc.                                           12,225
                                                                      -------------
           TOTAL                                                            212,544

                                                                      -------------

           ENERGY--8.4%

      900  Barrett Resources                                                 29,475
    2,000  Ensco International, Inc.                                         95,000
    2,350  Devon Energy Corp. Oklahoma                                       77,550
    1,400  Nuevo Energy Co.                                                  48,125
                                                                      -------------
           TOTAL                                                            250,150

                                                                      -------------

           FINANCIAL--15.0%

    1,200  Amresco, Inc.                                                     17,475
    1,600  Finova Group, Inc.                                               109,800
    2,850  Financial Securities Assurance                                    92,269
    1,050  Provident Cos., Inc.                                              58,669
    6,700  Western National Corp.                                           172,525
                                                                      -------------
           TOTAL                                                            450,738

                                                                      -------------

           PROFESSIONAL SERVICES--11.1%

    2,000  Billing Info Concepts Corp.                                       47,750
    2,925  Computer Learning Centers, Inc.                                   77,878
    2,700  Health Care & Retirement                                          85,388
    6,600  Novacare, Inc.                                                    75,075

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                        PORTFOLIO OF INVESTMENTS

                April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED

--------------------------------------------------------------------
           PROFESSIONAL SERVICES (Continued)

    3,500  Physio-Control International Corp.                                43,750
                                                                      -------------
           TOTAL                                                            329,841

                                                                      -------------

           TRANSPORTATION--1.2%

    1,300  Swift Transportation, Inc.                                        37,050
                                                                      -------------
TOTAL COMMON STOCKS (identified cost $2,737,776)(a)

                                                                          2,726,446

                                                                      -------------
CASH AND EQUIVALENTS AND OTHER

  ASSETS NET OF LIABILITIES--8.6%                                           255,757

                                                                      -------------
NET ASSETS--100.0%                                                    $   2,982,203
                                                                      -------------
                                                                      -------------

------------------
(a) The cost of investments for federal tax purposes amounts to $2,737,776. The net unrealized depreciation of investments on a federal tax basis amounts to $11,330 which is comprised of $94,181 appreciation and $105,511 depreciation at April 30, 1997.

                       See Notes to Financial Statements.

OLD WESTBURY GROWTH OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

--------------------------------------------------------------------------------



ASSETS:

  Investments at market value (identified cost $2,737,776)...........  $   2,726,446
  Cash and equivalents...............................................        295,305
  Income receivable..................................................          2,306
                                                                       -------------
        Total assets.................................................      3,024,057
                                                                       -------------
LIABILITIES:

  Accrued expenses...................................................         41,854
                                                                       -------------
NET ASSETS APPLICABLE TO 313,096 SHARES OF

  CAPITAL STOCK OUTSTANDING..........................................  $   2,982,203
                                                                       -------------
                                                                       -------------
Net Assets consist of:

  Paid in capital....................................................  $   3,040,162
  Net investment loss................................................         (1,610)
  Accumulated net realized loss on investments.......................        (45,019)
  Net unrealized depreciation on investments.........................        (11,330)
                                                                       -------------
        Total Net Assets.............................................  $   2,982,203
                                                                       -------------
                                                                       -------------
NET ASSET VALUE, AND REDEMPTION PROCEEDS PER SHARE:

  ($2,982,203 / 313,096 SHARES OF CAPITAL STOCK OUTSTANDING).........          $9.52
MAXIMUM OFFERING PRICE PER SHARE ($9.52 / .955)......................          $9.97

                       See Notes to Financial Statements.

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                         STATEMENT OF OPERATIONS

                              For the period ended April 30, 1997(a) (unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:

  Dividends................................................  $    1,134
  Interest.................................................       1,611
                                                             ----------
        Total income.......................................              $    2,745
                                                                         ----------
EXPENSES:

  Investment advisory......................................       2,355
  Custody..................................................         589
  Administration...........................................         442
  Shareholder servicing....................................         736
  Registration.............................................       9,533
  Distribution.............................................         882
  Printing and postage.....................................       3,781
  Legal....................................................       2,520
  Auditing.................................................       8,821
  Insurance................................................       3,781
  Transfer agent...........................................       4,537
  Directors................................................       5,797
  Miscellaneous............................................         318
                                                             ----------
        Total expenses.....................................      44,092
  Less fees waived and reimbursed:
        Waiver of investment advisory fee..................      (2,355)
        Reimbursement of other operating
           expenses........................................     (37,382)
                                                             ----------
        Total waivers and reimbursement....................     (39,737)
                                                             ----------
        Net expenses.......................................                   4,355
                                                                         ----------
  NET INVESTMENT LOSS......................................                  (1,610)
                                                                         ----------
NET REALIZED AND UNREALIZED LOSS:

  Net realized loss on investments.........................     (45,019)
  Net change in unrealized depreciation
     on investments........................................     (11,330)
                                                             ----------
NET REALIZED AND UNREALIZED LOSS...........................                 (56,349)
                                                                         ----------
NET DECREASE IN NET ASSETS RESULTING

  FROM OPERATIONS..........................................              $  (57,959)
                                                                         ----------
                                                                         ----------

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

OLD WESTBURY GROWTH OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                          PERIOD
                                                                           ENDED

                                                                         APRIL 30,
                                                                          1997(A)

                                                                        (UNAUDITED)

FROM INVESTMENT ACTIVITIES:

OPERATIONS:

  Net investment loss................................................  $      (1,610)
  Net realized loss on investments...................................        (45,019)
  Net change in unrealized depreciation..............................        (11,330)
                                                                       -------------
  Net decrease in net assets from operations.........................        (57,959)
                                                                       -------------
FROM CAPITAL STOCK TRANSACTIONS:

  Net proceeds from sale of capital stock............................      3,040,162
  Reinvestment of dividends..........................................       --
  Net cost of capital stock redeemed.................................       --
                                                                       -------------
  Net increase in net assets resulting

     from capital stock transactions.................................      3,040,162
                                                                       -------------
  NET INCREASE IN NET ASSETS.........................................      2,982,203
NET ASSETS:
  Beginning of period................................................              0
                                                                       -------------
  End of period......................................................  $   2,982,203
                                                                       -------------
                                                                       -------------

------------------
(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                                                      April 30, 1997 (unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury Growth Opportunity Fund (the "Portfolio") is a separate series of Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At April 30, 1997, the Fund consisted of the Portfolio and Old Westbury International Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993. The Portfolio's investment objective is to seek capital appreciation.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued as the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

     C. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     D. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated August 8, 1996, the Fund has approved Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

     B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") serves as administrator. FAS provides administrative services necessary for the overall administration of the Portfolio including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolios, the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                                                   NOTES TO FINANCIAL STATEMENTS

                April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------
of the Portfolio; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Portfolio's officers and Directors affiliated with FAS. For providing these services, FAS receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Portfolio up to $100 million; 0.10% of such assets from $100 million to $250 million; and 0.05% of such assets over $250 million.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments from the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and
(ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTOR'S FEES. Each Director who is not an "interested person" (as defined in the Act) of the Portfolio receives a $5,000 annual retainer and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books

OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------
and records of the Portfolio's securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.

3. CAPITAL STOCK. The Portfolio has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in the Portfolio. Transactions in shares of capital stock were as follows:


                                                                            FOR THE

                                                                            PERIOD
                                                                             ENDED

                                                                           APRIL 30,
                                                                            1997(A)

Common stock sold........................................................    313,096
Reinvestment of dividends................................................          0
Common stock redeemed....................................................          0

                                                                           ---------
Net increase.............................................................    313,096
                                                                           ---------
                                                                           ---------

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

4. PURCHASE AND SALES OF SECURITIES. For the period ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $3,141,793 and $358,498 respectively.

                          INVESTMENT ADVISOR:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

                          DISTRIBUTOR AND SHAREHOLDER
                          SERVICING AGENT:
                          Edgewood Services, Inc.
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          ADMINISTRATOR:

                          Federated Administrative Services
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          SHAREHOLDER SERVICING AGENT:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

Cusip 680414208
G01963-03 (6/97)

OLD WESTBURY GROWTH OPPORTUNITY FUND
(A PORTFOLIO OF OLD WESTBURY FUNDS, INC.)

FEDERATED TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779

TELEPHONE: (800) 607-2200

PROSPECTUS

JANUARY 31, 1997

Old Westbury Funds, Inc. (the "Fund") is a diversified, open-end management investment company currently consisting of two series, one of which, the Old Westbury Growth Opportunity Fund portfolio (the "Portfolio"), is discussed herein. The Portfolio is a fund whose investment objective is to seek capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of the equity securities of small and medium sized companies that have the potential to become industry leaders. Such companies will be based in the United States and Canada. There can be no assurance that the Portfolio will achieve its objective. See "Investment Objectives and Policies."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Portfolio. A Statement of Additional Information, dated January 31, 1997, containing additional and more complete information about the Portfolio has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. For a free copy, call or write the Portfolio at the telephone number or address set forth above.

     Bessemer Trust Company, N.A. ("Bessemer") is the investment adviser of the Portfolio. Edgewood Services, Inc. ("Edgewood") is the distributor of the Portfolio's shares and Federated Administrative Services ("Federated") is the administrator of the Portfolio. Bessemer is a national banking association. Edgewood is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD, OR ANY OTHER AGENCY.

THIS PROSPECTUS SHOULD BE RETAINED BY INVESTORS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO

THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

THE FUND: Old Westbury Funds, Inc. is an open-end, diversified, management investment company currently consisting of two series, one of which, the Old Westbury Growth Opportunity Fund portfolio (the "Portfolio"), is described herein.

INVESTMENT OBJECTIVE: The Portfolio's investment objective is to seek capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of small and medium sized companies that have the potential to become industry leaders. Such companies will be based in the United States and Canada. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without shareholder approval.

MANAGEMENT AND FEES: Bessemer Trust Company, N.A. (the "Adviser") serves as the Portfolio's investment adviser and is compensated for its services and its related expenses at an annual rate of 0.80% of the first $100 million of the Portfolio's average daily net assets, 0.75% of the second $100 million of the Portfolio's average daily net assets and 0.70% of the Portfolio's average daily net assets exceeding $200 million. Edgewood Services, Inc. (the "Distributor") will act as distributor for the Portfolio's shares. The Portfolio has a distribution and service plan (the "Plan") which permits it to pay (1) the Distributor a service fee of up to 0.25% per annum of the Portfolio's average daily net assets to permit it to compensate broker-dealers whose clients are Fund shareholders for providing shareholder services and (2) reimbursements of up to 0.15% per annum of the Portfolio's average daily net assets for distribution and marketing expenses. In addition, under the Plan, the Adviser will act as a shareholder servicing agent for the Portfolio, pursuant to which the Portfolio is permitted to pay the Adviser a service fee of a maximum of 0.25% per annum of the Portfolio's average daily net assets to compensate it and to permit it to compensate banks and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. The service fees payable to the Distributor will only be paid by the Portfolio with respect to the value of shares of the Portfolio represented by the clients of broker-dealers that have agreements with the Distributor (each a "Broker-Dealer," or just "Dealer"), and the service fees payable to the Adviser will only be paid by the Portfolio with respect to the value of shares of the Portfolio represented by the clients of the Adviser and the other Shareholder Servicing Agents that have agreements with the Adviser. Therefore, the total service fees in the aggregate payable to the Distributor and the Adviser (collectively, the "Shareholder Servicing Fees") for shareholder servicing will not exceed 0.25% per annum of the average daily net assets of the Portfolio. However, the maximum amount payable under the Plan is 0.40% per annum of the average daily net assets of the Portfolio. See "Distribution and Service Plan."

HOW TO PURCHASE SHARES: Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt of an order by the Portfolio's Distributor or transfer agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Portfolio plus a sales load of up to 4.5%. Shares of the Portfolio may be purchased only through a Shareholder Servicing Agent, Dealer, or the Distributor. The minimum initial investment is $1,000. See "Purchase of Shares" and "Retirement Plans." Shares of the Portfolio may be purchased only in those states where they may lawfully be sold.

HOW TO SELL SHARES: Shares of the Portfolio may be redeemed by the shareholder at any time at the net asset value per share next determined after the redemption request is received by the Portfolio's Distributor or transfer agent in proper order. See "Redemption of Shares."

DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will, unless a shareholder elects otherwise, be paid on the payment date in additional shares of the Portfolio having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. Shareholders may change this election by notifying their Shareholder Servicing Agent or Broker-Dealer in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. However, the Portfolio currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

RISK CONSIDERATIONS: Investors should consider the risks associated with investing in emerging growth companies, which may involve greater price volatility and risk than those funds which do not invest in such companies. In addition, investors should consider the risks associated with investing in Canadian equity securities, since less information about Canadian companies may be publicly available than is available about companies in the United States, and the value in U.S. dollars of the Portfolio's assets denominated in Canadian currency may be affected by changes in exchange rates and regulations. The Portfolio may invest in warrants, when-issued and delayed delivery securities, and options and futures contracts. The Portfolio may not invest more than 15% of its net assets in illiquid securities. For a more detailed description of the risks associated with these investments, see "Additional Investment Information and Risk Factors."

SUMMARY OF FUND EXPENSES


                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                   SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...............4.50%
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price).........................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)..........................     None
Exchange Fee................................................................................     None

                   ANNUAL FUND OPERATING EXPENSES *

           (As a percentage of projected average net assets)

Management Fee (after waiver) (1)...........................................................     0.44%
12b-1 Fee...................................................................................     0.25%
Total Other Expenses........................................................................     0.81%
     Total Fund Operating Expenses (2)......................................................     1.50%


     (1) The estimated management fee has been reduced to reflect the anticipated voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.80%.

(2) The total Fund operating expenses are estimated to be 1.86% absent the anticipated voluntary waiver of a portion of the management fee.

* Total Fund Operating Expenses are estimated based on average expenses expected to be incurred during the period ending October 31, 1997. During the course of this period, expenses may be more or less than the average amount shown.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Purchase of Shares." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE           ...................................1 YEAR...3 YEARS
-------                                              ------   -------
You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period. The Fund charges no

contingent deferred sales charge.  .............................$60     $90

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUND'S

FISCAL YEAR ENDING OCTOBER 31, 1997.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is to seek capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of small and medium-sized companies that have the potential to become industry leaders. These United States and Canadian based companies will generally offer special opportunities for growth and capital appreciation without regard to current income and with earnings growth that over time would be well above the growth rate of the overall economy and the rate of inflation. Additionally, these companies will have a rate of growth that is expected to accelerate as a result of a catalyst, such as new products, changes in customer preferences, new management or changes or improvements in the economy. Under normal circumstances, the Portfolio generally will invest at least 65% to 85% of its total assets in companies with market capitalizations of under $3 billion. There is no assurance that the Portfolio will achieve its investment objective. The investment objective of the Portfolio, which is described herein, is fundamental and may not be changed without shareholder approval. The Portfolio's investment policies, however, may be changed by the Board of Directors without shareholder approval.

Although it is not the Portfolio's policy to invest or trade for short-term gains, the Portfolio may, from time to time, sell a security regardless of the length of time that it has been held in order to realize a profit or to avoid anticipated or further loss.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

The following is a discussion of the various investments eligible to be purchased by the Portfolio, the investment techniques anticipated to be employed by the Portfolio and the risks associated with such investments. See "Description of Each Portfolios' Investment Securities" in the Statement of Additional Information for additional investments and their associated risk factors.

SMALL AND MID CAPITALIZATION STOCKS

Small market capitalization companies ("Small-Cap Companies") are those with market capitalizations of $1 billion or less at the time of the Portfolio's investment. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to more abrupt and erratic movements. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries or markets or the economy generally.

Mid capitalization companies ("Mid-Cap Companies") are those with market capitalizations between $1 billion and $3.0 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

EMERGING GROWTH COMPANIES

The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. Emerging growth companies are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, or have a special area of expertise, or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Portfolio, therefore, may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

COMMON AND PREFERRED STOCKS

Since the Portfolio contains common stocks of foreign and domestic issuers, an investment in shares of the Portfolio should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the Securities and thus in the value of the shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Portfolio thus may be expected to fluctuate over the life of the Portfolio.

CANADIAN COMPANIES

The Portfolio may invest more than 10% of its total assets in Canadian securities. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country's economy relies strongly on the production and processing of natural resources. Also, the government has attempted to reduce restrictions against foreign investment, and its recent trade agreements with the U.S. and Mexico are expected to increase trade. Also, demand by many citizens in the Province of Quebec for succession from Canada may significantly impact the Canadian economy. In addition, the value in U.S. dollars of the Portfolio's assets denominated in Canadian currency may be affected by changes in exchange rates and regulations. For further disclosure and risk factors regarding investment in foreign securities, generally, see "Foreign Securities" in the Statement of Additional Information.

CONVERTIBLE SECURITIES

The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Convertible securities generally have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They usually participate to a lesser degree in the appreciation or the depreciation of the underlying stock into which they are convertible. The convertible securities in which the Portfolio may invest must be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, be of comparable quality as determined by the Portfolio's Adviser. (If a security's rating is reduced below the required minimum after the Portfolio has purchased it, the Portfolio is not required to sell the security, but may consider doing so.) Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.

WARRANTS

The Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time (generally two or more years). The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no interest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments. ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES

The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Directors. The Directors will monitor the Adviser's implementation of these guidelines on a periodic basis.

The Portfolio may invest in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

MONEY MARKET INSTRUMENTS

The Portfolio may maintain up to 100% of its assets in U.S. dollar denominated money market funds for temporary, defensive purposes. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. The Portfolio may invest in money market instruments although it intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspective. The money market investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and money market mutual funds. For more detailed information about these money market investments, see "Description of Each Portfolio's Investment Securities" in the Statement of Additional Information.

DERIVATIVES

The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. There are in fact many different types of derivatives and many different ways to use them. Such derivative transactions may be used to adjust the risk and return characteristics of the Portfolio or to adjust the overall exposure to certain markets. However, these techniques or investments may result in a loss, regardless of whether the intent was to reduce risk or increase return, with unexpected changes in market conditions or if the counterparty to the transaction does not perform as promised. Additionally, these techniques or investments may increase volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolio may use derivatives for hedging purposes, cash management purposes and as a substitute for investing directly in equity instruments or other securities. A description of the derivatives that the Portfolio may use and some of their associated risks follows.

OPTIONS AND FUTURES TRANSACTIONS.

The Portfolio may use financial futures contracts, options on futures contracts, call and put options on securities and financial indices (collectively, "futures and options"). Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying instrument.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's potential to realize gains as well as limit its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, the Portfolio will incur transaction costs, including trading commissions and options premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Portfolio's turnover rate.

The Portfolio will not enter into futures contracts or options thereon to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money", do not exceed 5% of the Portfolio's net assets. The Portfolio will segregate assets or "cover" its positions consistent with requirements under the 1940 Act.

INVESTMENT COMPANY SECURITIES

Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, unless these limitations are permitted to be exceeded by the Securities and Exchange Commission. The Portfolio will limit its investments in the securities of other investment companies to those which are consistent with the Portfolio's investment policies. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

PORTFOLIO TURNOVER

Purchases and sales are made for the Portfolio whenever necessary, in the Adviser's opinion, to meet the Portfolio's objective. The Adviser expects that the turnover of the Portfolio should not exceed 100%. Portfolio turnover may involve the payment by the Portfolio of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Portfolio which could have an effect on the Portfolio's total rate of return. In order to qualify as a regulated investment company, less than 30% of the Portfolio's gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover (over 100% per year) may increase the likelihood of additional realized capital gains for the Portfolio, the Portfolio expects to satisfy the 30% income test.

INVESTMENT RESTRICTIONS

As a diversified investment company, 75% of the total assets of the Portfolio are subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Fund as a diversified investment company is a fundamental policy of the Fund and may be changed only, with respect to the Portfolio, with the approval of the holders of a majority of the outstanding shares of the Portfolio. As used in this Prospectus, the term "majority of the outstanding shares of the Portfolio" means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

The Portfolio also operates under certain investment restrictions which are deemed fundamental policies of the Portfolio and also may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, the Portfolio may not (except where specified):

            (i) mortgage, pledge or hypothecate any assets except that the Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (ii) below; or

            (ii) purchase securities on margin or borrow money, except from banks for extraordinary or emergency purposes (not for leveraging or investment), provided that such securities in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times.

            The following are investment restrictions, in addition to other restrictions in the Statement of Additional
            Information, that may be changed by a vote of the majority of the Board of Directors. The Portfolio will not:

            (a) invest more than 15% of the market value of the Portfolio's net assets in illiquid investments including time deposits and repurchase agreements of over seven days' duration; or

            (b) purchase securities while borrowings exceed 5% of its total assets.

If a percentage restriction (except (ii) above) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

For a more detailed discussion of these investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUND

The Fund's Board of Directors, which has overall responsibility for the management of the Fund, has employed Bessemer Trust Company, N.A. to serve as Adviser of the Portfolio. The Adviser is a national bank engaged primarily in investment management, trust, fiduciary and other financial services which it provides to individuals of high net worth and institutions. The Adviser supervises all aspects of the Portfolio's operations and provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Fund's Board of Directors, the Adviser makes the Portfolio's day-to-day investment decisions with respect to all purchases and sales, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. The Adviser also provides supervisory personnel who are responsible for supervising the performance of the Portfolio's administrator. However, the administrator, Federated Administrative Services (the "Administrator"), provides personnel to perform the operational components of all administrative services.

Mr. Harry P. Rekas is primarily responsible for the day-to-day investment management of the Portfolio. Mr. Rekas has been managing equity portfolios since 1981, when he joined Oppenheimer Capital Corporation. Most recently he managed the Capital Appreciation portfolio at AIG Investment Management Corporation. The portfolio had assets in excess of $300 million and was focused on small and mid capitalization equities. In addition to his investment management experience, Mr. Rekas has been a commercial lender with Fidelity Bank and assistant treasurer with Computer Science Corporation. After graduating from the Wharton School of the University of Pennsylvania, where he majored in Finance, he spent four years on active duty with the U.S. Air Force, attaining the rank of Captain.

Additionally, he earned an MBA degree from Pepperdine University.

Due to the services performed by the Adviser and the Administrator, the Fund currently has no employees and its officers are not required to devote their full time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

The Adviser, along with its associated entities, Bessemer Trust Company (New Jersey) and Bessemer Trust Company of Florida, is a subsidiary of The Bessemer Group, Incorporated, a registered bank holding company in the State of New Jersey, which is wholly owned by trusts for the benefit of the descendants of Henry Phipps, a founder of the Carnegie Steel Company. In addition to services provided to the Phipps family, which now account for less than 20% of the Adviser's business, the Bessemer banks at present provide investment, fiduciary and personal banking services to approximately 740 clients with total assets under management of about $12.4 billion, approximately $430 million of which is represented by investments in emerging growth securities. The banks have offices in New York, New York; Washington, D.C.; Woodbridge, New Jersey; Palm Beach, Florida; Miami, Florida; Naples, Florida; Chicago, Illinois; Los Angeles, California; San Francisco, California; London, England and Grand Cayman, Cayman Islands B.W.I. In addition to the Portfolio, Bessemer is investment adviser to the Old Westbury International Fund, the only other active series of the Fund. The Adviser's address is 630 Fifth Avenue, New York, New York 10111.

The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser, including the Portfolio, are purchasing the same security in a given day from the same broker-dealer, such transactions may be averaged as to price.

The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Portfolio. Under those provisions, subject to applicable law and procedures adopted by the Board of Directors, the Adviser may (i) pay commissions to brokers which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Portfolio and/or other advisory accounts of itself and any investment adviser affiliated with it; and (ii) consider the sales of shares of the Portfolio by brokers as a factor in its selection of brokers of Portfolio transactions.

As compensation for its services and the related expenses borne by the Adviser, the Portfolio pays the Adviser a fee, computed daily and payable monthly, in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of the Portfolio's average net assets and 0.70% of the Portfolio's average net assets exceeding $200 million. The Statement of Additional Information contains further information about the Advisory Contract including a more complete description of the advisory and expense arrangements. Pursuant to the Portfolio's Distribution and Service Plan, the Adviser will also act as a shareholder servicing agent for the Portfolio pursuant to which the Portfolio is permitted to pay the Adviser a maximum of 0.25% per annum of the Portfolio's average daily net assets to compensate it and to permit the Adviser to compensate banks and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. In addition, the Plan provides that the Adviser may use the advisory fee or its own resources for distribution and servicing purposes including defraying the costs of performing shareholder servicing functions on behalf of the Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolio for providing assistance in distributing the Portfolio's shares and defraying the cost of shareholder servicing and other promotional activities. See "Distribution and Service Plan."

The Portfolio is responsible for payment of its expenses, including, without limitation, the following types of expenses: fees payable to the Adviser, Distributor, Administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on them; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting, recordkeeping and auditing expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including Directors' fees, of any Directors, officers or employees who are not officers or employees of the Adviser, the Administrator or their affiliates; costs of other personnel providing administrative and clerical services; costs of shareholder services, including charges and expenses of persons providing confirmations of transactions in the Portfolio's shares, periodic statements to shareholders and recordkeeping services and costs of shareholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering their shares under the appropriate federal securities laws and of qualifying their shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; any other distribution or promotional expenses contemplated by an effective plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act; and expenses of preparing, printing and delivering the initial registration statement and of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Distributor pays the promotional and advertising expenses related to the distribution of the Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares for which it may be reimbursed under the Plan. See "Distribution and Service Plan" herein and in the Statement of Additional Information. The Adviser has agreed to a reduction in the amounts payable to it and to reimburse the Portfolio, as necessary, if in any fiscal year the sum of the Portfolio's expenses exceeds the limits set by applicable regulations of state securities commissions.

THE ADMINISTRATOR

Federated Administrative Services, the Administrator, has its principal office at Federated Tower, Pittsburgh, Pennsylvania

15222-3779.

Pursuant to the Administrative Services Agreement with the Portfolio, the Administrator provides the overall administration of the Portfolio, subject to the supervision of the Fund's Board of Directors including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolio; the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; and the maintenance of books and records of the Portfolio. The Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers and directors of the Fund, as the case may be. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Administrator or its affiliates. For providing these services and for bearing the related expenses, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to:

     MAXIMUM               AVERAGE AGGREGATE DAILY NET

ADMINISTRATIVE FEE                 ASSETS OF THE FUND
     .15%                  on the first $250 million
     .125%                 on the next $250 million
     .10%                  on the next $250 million
     .075%                 on assets in excess of $750 million

-----------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") for the Portfolio and, pursuant to the Plan, the Portfolio has entered into a Distribution Agreement and a Shareholder Servicing Agreement with the Distributor and a Shareholder Servicing Agreement with the Adviser.

For its services under its Shareholder Servicing Agreement, the Distributor is permitted to receive payments from the Portfolio to permit it to make payments to broker-dealers, with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services up to 0.25% per annum of the Portfolio's average daily net assets attributable to the clients of these Broker-Dealers. For its services under its Shareholder Servicing Agreement, the Adviser is permitted to receive a payment from the Portfolio of 0.25% per annum of the Portfolio's average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that the Adviser is permitted to receive payments from the Portfolio (together with the Distributor's fee the "Shareholder Servicing Fee") to actually permit it to make payments to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of the Portfolio's average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the net assets of the Portfolio.

Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Portfolio may be effected and certain other matters pertaining to the Portfolio; assist shareholders in designating and changing dividend options, account designations and addressees; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Portfolio) monthly and year-end statements and confirmation of purchases and redemptions; transmit, on behalf of the Portfolio, proxy statements, annual reports, updating prospectuses and other communications from the Portfolio to shareholders of the Portfolio; receive, tabulate and transmit to the Portfolio proxies executed by shareholders with respect to meeting of shareholders of the Portfolio; and provide such other related services as the Portfolio or a shareholder may request. As set forth in the preceding paragraph, for these services, each Shareholder Servicing Agent and Broker-Dealer (either directly or from the Distributor or Adviser) receives a fee, which may be paid periodically, on an annual basis equal to 0.25% of the average daily net assets of the Portfolio represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent or Broker-Dealer maintains a servicing relationship. Shareholder Servicing Agents and Broker-Dealers may waive all or a portion of their Shareholder Servicing Fees. In addition, the Distribution Agreement with the Distributor provides for reimbursement to the Distributor by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets (the "Distribution Reimbursement").

Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Portfolio, will solicit orders for the purchase of the Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. The Plan, the Distribution Agreement and the Shareholder Servicing Agreement with the Distributor provide that, in addition to the Shareholder Servicing Fee and the Distribution Reimbursement, the Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Distribution Agreement and the Shareholder Servicing Agreement and by the Adviser under its Shareholder Servicing Agreement, and (ii) typesetting, printing and delivering the Portfolio's prospectus to existing shareholders of the Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

The maximum amount payable under the Plan is 0.40% per annum of the average net assets of the Portfolio.

The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources, which may include past profits for the following purposes: to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio; to compensate certain financial intermediaries for providing assistance in distributing the Portfolio's shares; to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker-Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which the Portfolio is required to pay to the Distributor or Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Portfolio directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolio directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in the Portfolio directly. An investor should read this Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to the Portfolio or its shareholders.

PURCHASE OF SHARES

Shares of the Portfolio may be purchased only through a Shareholder Servicing Agent or through a broker-dealer that has an agreement with the Distributor. The minimum initial investment is $1,000. Initial investments may be made in any amount equal to or in excess of the minimum. The minimum amount for subsequent investments is $100. Orders received as of the earlier of 4:00 p.m., New York time, or the close of regular trading on any day on which the New York Stock Exchange ("NYSE") is open for trading ("Fund Business Day") will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Portfolio. The Portfolio or the Distributor each reserves the right to reject any subscription for its shares. Certificates for Portfolio shares will not be issued to those who invest in the Portfolio.

The price paid for shares of the Portfolio is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him or her for the services provided the investor.

Sales loads are determined in accordance with the following sales load schedule:



                                                   SALES LOAD                    DEALER

AMOUNT OF                       SALES               AS % OF                      AS % OF
PURCHASE                        LOAD            NET AMOUNT INVESTED           OFFERING PRICE

--------                        ----            -------------------           --------------
Less than $50,000               4.50%                 4.71%                        4.00%
$50,000 up to $99,999           3.50%                 3.63%                        3.00%
$100,000 up to $249,999         2.50%                 2.56%                        2.00%
$250,000 up to $499,999         2.00%                 2.04%                        1.50%
$500,000 up to $999,999         1.50%                 1.52%                        1.25%
$1,000,000 and over             .00%                  .00%                         .00%


The Distributor reserves the right to change the dealer's concession from time to time. Dealers who receive 90% or more of the sales load may be deemed to be underwriters under the 1933 Act. On sales of $1 million or more, the Distributor or the Adviser may make payment, out of its own resources to compensate the dealer for such sale, provided that the dealer has an executed dealer agreement with respect to the Portfolio with the Distributor.

HOW TO PURCHASE SHARES

All funds received by the Portfolio are invested in full and fractional shares of the Portfolio. Certificates for shares are not issued. The Fund maintains records of each shareholder's holdings of Portfolio shares, and each Shareholder Servicing Agent and Broker-Dealer maintains records of each of their customer's accounts and each shareholder receives a statement of transactions, holdings and dividends. The Portfolio reserves the right to reject any purchase. Shares of the Portfolio may be purchased only in those states where they may lawfully be sold.

An investment may be made using any of the following methods:

BY MAIL. Contact your Shareholder Servicing Agent or Broker-Dealer for further instructions. Checks are accepted subject to collection at full value. Shares will be issued upon receipt of payment by the Portfolio. If shares are purchased by check and redeemed before the check has cleared, the transmittal of redemption proceeds will be delayed until funds are collected, which may take up to 7 days from the date of purchase.

For shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, shares of the Portfolio may be purchased directly from the Distributor. Purchase orders will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Shareholders wishing to purchase shares of the Portfolio through the Distributor must complete a Purchase Application accompanying this Prospectus and mail it together with a check payable to "Old Westbury Growth Opportunity Fund" to:

                                    Old Westbury Growth Opportunity Fund
                                    P.O. Box 119
                                    New York, NY 10274-0119

Subsequent investments in the Portfolio do not require a Purchase Application, however, the shareholder's account number must be clearly marked on the check to ensure proper credit. Subsequent purchases may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

Accounts of Shareholders who purchase shares directly from the Distributor will be maintained by the transfer agent for the Fund, Fundamental Shareholder Services, Inc. ("FSSI" or the "Transfer Agent"). For account balance information and shareholder services, shareholders may call FSSI at (800) 607-2200.

BY WIRE. Investments may be made directly through the use of wire transfers of federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor. Contact your bank and request it to wire federal funds to the Portfolio. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank will normally charge you a fee for handling the transaction. Contact your Shareholder Servicing Agent or Broker-Dealer for further instructions.

For Shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, shares may be purchased directly from the Distributor by federal funds wire. Please contact the Transfer Agent at (800) 607-2200 for specific instructions.

Investors making initial investments by wire must promptly complete the Purchase Application accompanying this Prospectus and forward it to FSSI, the Fund's Transfer Agent. No Purchase Application is required for subsequent purchases. Completed applications should be directed to the address listed above under "How to Purchase Shares--By Mail." The application may also be sent by facsimile. Please contact FSSI at (800) 607-2200 for complete instructions.

REDUCTION OR ELIMINATION OF SALES LOAD

VOLUME DISCOUNTS. Volume discounts are provided if the total amount being invested in shares of the Portfolio reaches the levels indicated in the above sales load schedule. Volume discounts are also available to investors making sufficient additional purchases of Portfolio shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at net asset value on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, shares of the Portfolio worth $95,000 at the current net asset value and purchases an additional $5,000 worth of shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. For the purposes of determining volume discounts,
(i) an investment adviser who is registered with the Securities and Exchange Commission or appropriate state authorities and who purchases shares of the Portfolio for more than one account may aggregate all such accounts, (ii) a bank, trust company or thrift institution which is acting as fiduciary with respect to more than one account may aggregate all such accounts and (iii) a financial planner who purchases shares of the Portfolio for more than one account may aggregate all such accounts. The Shareholder Servicing Agent or Broker-Dealer must be notified at the time of purchase that the purchase is entitled to a reduced sales charge which will be granted subject to confirmation of the purchaser's holdings. The volume discount option may be modified or discontinued at any time and may not be available through all Shareholder Servicing Agents or Broker-Dealers.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value as of the ex-dividend date (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.

LETTER OF INTENT. Any investor may sign a Letter of Intent stating an intention to make purchases of shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.5% of the dollar amount of intended purchases specified in the Letter of Intent may be held in escrow in the form of shares registered in the purchaser's name until the Letter of Intent is completed. Escrowed shares are not available for redemption or transfer until the Letter of Intent is completed, or the higher sales charge is paid. Any redemptions made by the purchaser during the thirteen month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. Dividends and distributions on the escrowed shares are paid to the investor. Dividends and distributions taken in additional shares of the Portfolio will not apply toward completion of the Letter of Intent. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request, a sufficient number of escrowed shares will be redeemed to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Portfolio to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing. The Letter of Intent option may not be available through all Shareholder Servicing Agents or Broker-Dealers.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more portfolios in the Fund, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $20,000 in the Portfolio and $30,000 in the Old Westbury International Fund, the sales charge would be reduced.

To receive this sales charge reduction, the Shareholder Servicing
Agent or Broker-Dealer must be notified by the shareholder in writing at the time the concurrent purchases are made. The Portfolio will reduce the sales charge after it confirms the purchase.

DIRECTORS OF THE FUND, EMPLOYEES AND CLIENTS OF THE ADVISER. Directors of the Fund, Employees (and their relatives) of Bessemer Trust Company, N.A., the Shareholder Servicing Agents and Broker-Dealers, and their affiliates, may also purchase shares of the Portfolio at no sales load. In addition, clients of the Adviser and its affiliates may purchase shares of the Portfolio at no sales load. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

REDEMPTION OF SHARES

Upon receipt by the Portfolio of a redemption request in proper form, shares of the Portfolio will be redeemed at their next determined net asset value. Checks for redemption proceeds will be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 7 days. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

BY TELEPHONE. Redemptions may be made by calling your Shareholder Servicing Agent or Broker-Dealer. The Shareholder Servicing Agents or Broker-Dealers may accept telephone redemption requests from any person with respect to accounts of shareholders who have previously elected this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Portfolio will employ reasonable procedures to confirm that telephone redemption instructions are genuine and will require that shareholders electing such option provide a form of personal identification. The failure by the Portfolio to employ such procedures may cause the Portfolio to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions. The telephone redemption option may be modified or discounted at any time upon 60-days notice to shareholders and may not be available through all Shareholder Servicing Agents or Broker-Dealers.

For Shareholders whose accounts are maintained by the Transfer Agent and who have previously selected the telephone redemption option, telephone redemptions may be made by calling (800) 607-2200.

BY MAIL. Redemption requests may be made by letter to the Shareholder Servicing Agents or Broker-Dealers, specifying the name of the Portfolio, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In cases where the amount redeemed exceeds $50,000, all the signatures on a redemption request must be guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Portfolio's transfer agent's standards and procedures. (Guarantees by notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Shareholders may also redeem Portfolio shares through participating organizations holding such shares who have made arrangements with the Portfolio permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

For Shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request to:

                 Old Westbury Growth Opportunity Fund
                             P.O. Box 119

                        New York, NY 10274-0119

The redemption request must be signature guaranteed as noted above.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closing; (ii) the Securities and Exchange Commission has by order permitted such suspension for the protection of the shareholders of the Portfolio; or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Portfolio not reasonably practicable.

To minimize expenses, the Portfolio reserves the right to redeem, upon not less than 30 days written notice to shareholders, all shares of the Portfolio in an account (other than an Individual Retirement Account) which has a value below $500 caused by reason of a redemption by a shareholder of shares of the Portfolio. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

EXCHANGE OF SHARES

An investor may, without cost, exchange shares of the Portfolio of the Fund into Old Westbury International Fund and any other portfolio of the Fund, when and if created, subject to the $1,000 minimum initial investment requirement for the Portfolio. See "Purchase of Shares.". The Fund will provide shareholders with 60 days' written notice prior to any modification of the exchange privilege. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one portfolio and purchases of another portfolio; and the Portfolio's purchase and redemption procedures and requirements are applicable to exchanges. An exchange pursuant to this exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. See "Purchase of Shares" and "Redemption of Shares."

RETIREMENT PLANS

The Fund has available a form of Individual Retirement Account ("IRA") for investment in Portfolio shares. Self-employed investors may purchase shares of the Portfolio through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. Portfolio shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

The minimum initial investment for all such retirement plans is $1,000. The minimum for all subsequent investments is $100.

Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code, and, prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone his or her Shareholder Servicing Agent or Broker-Dealer. For Shareholders who do not maintain a relationship with a Shareholder Servicing Agent or Broker-Dealer, information on an IRA account may be obtained by calling the Distributor at 800-607-2200.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Directors in additional shares of the Portfolio having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Portfolio in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. Shareholders may change this election by notifying their Shareholder Servicing Agent or Broker-Dealer. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The Portfolio anticipates paying income and capital gains distributions, if any, on an annual basis.

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolio. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors and tax-exempt investors. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

The Portfolio intends to qualify for and elect the special tax treatment applicable to "regulated investment companies." To qualify as a regulated investment company, the Portfolio must meet certain complex tests concerning its investments and distributions. It is anticipated that the Portfolio will not be subject to federal income or excise tax.

Dividends from net investment income and distributions of realized short-term capital gains will be taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, distributions attributable to dividends received from foreign corporations will not be eligible for the dividends-received deduction. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains. If an investor purchases shares shortly before a distribution date, the distribution may be taxable to the investor as income, even though, in effect, it is a return of principal.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Portfolio appreciate in value, purchasers of shares of the Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities.

The federal tax status of each year's distributions will be reported to shareholders and to the Internal Revenue Service. Distributions may also be subject to state and local taxation and shareholders should consult their own tax advisers in this regard.

The Portfolio is required by federal law to withhold 31% of reportable payments paid to certain shareholders who have not complied with Internal Revenue Service regulations. In connection with this withholding requirement, a shareholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the shareholder is not subject to the 31% backup withholding for previous underreporting to the Internal Revenue Service.

CALCULATION OF INVESTMENT PERFORMANCE

The Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders. The Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by the Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc., Wiesenberger Investment Company Service, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal as having the same investment objectives. The performance of the Portfolio may be compared to the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are recognized indices of domestic stocks performance, as well as Wilshire 2000, a recognized index of small and mid capitalization companies and emerging growth companies.

Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period.

The formula for total return used by the Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.5%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.

The Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.

Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.

GENERAL INFORMATION

The Fund was incorporated under the laws of the State of Maryland on August 26, 1993 and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. The Portfolio was designated as a separate series of the Fund on January 23, 1997.

The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Portfolio and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Portfolio's shareholders. This is because the By-laws of the Fund provide for meetings only: (a) for the election of directors as required by the 1940 Act, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution plan as required by the 1940 Act with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. The Portfolio's shareholders retain the right to remove directors. Furthermore, the Fund will assist in shareholder communications.

The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Portfolio. See "Description of Common Stock" in the Statement of Additional Information.

Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Portfolio and the shares offered hereby, reference is made to the Fund's registration statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.

NET ASSET VALUE

The net asset value of the Portfolio's shares is determined as of the earlier of 4:00 p.m., New York time, or as of the close of regular trading on the NYSE on each Fund Business Day. Fund Business Day means any day on which the NYSE is open for business. It is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Portfolio are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Bessemer Trust Company (New Jersey) is custodian for the Portfolio's cash and securities. The Portfolio's custodian does not assist in, and is not responsible for, investment decisions involving assets of the Portfolio. Fundamental Shareholder Services, Inc., whose principal address is 90 Washington Street, New York, NY 10006, is the Portfolio's transfer and dividend disbursing agent.

                       Old Westbury Funds, Inc.

                 Old Westbury Growth Opportunity Fund

                              Prospectus

                           January 31, 1997

                               Adviser:

                      Bessemer Trust Company, N.A

                           630 Fifth Avenue

                       New York, New York 10111
                            (212) 708-9100

                            Administrator:

                   Federated Administrative Services

                       Federated Investors Tower

                    Pittsburgh, Pennsylvania 15222

                            (412) 288-1900

                             Distributor:

                        Edgewood Services, Inc.

                            Federated Tower

                       Pittsburgh, Pennsylvania

                            (412) 288-1900

No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and if given or made, such information and representation may not be relied upon as authorized by the Fund, its Adviser, Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

                           Table of Contents

                                Page

Prospectus Summary

Table of Fees and Expenses

Investment Objective and Policies

Additional Investment Information and Risk Factors

Investment Restrictions

Management of the Fund

The Administrator

Distribution and Service Plan

Purchase of Shares

Redemption of Shares

Exchange of Shares

Retirement Plans

Dividends, Distributions and Taxes

Calculation of Investment Performance

General Information

Net Asset Value

Custodian, Transfer Agent and Dividend Disbursing Agent

OLD WESTBURY GROWTH OPPORTUNITY FUND

(A Portfolio of Old Westbury Funds, Inc.)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1997

A. Please insert the following as the fourth paragraph after the chart under the section entitled "Compensation Table" on page 11:

     As of June 16, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Naidot & Co., c/o
Bessemer Trust Co., Woodbridge, N.J., owned approximately 764,652 shares (91.28%)."

B. Please insert the following as the last sentence of the seventh paragraph under the section entitled "Adviser" beginning on page 11:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $2,421 in advisory fees, all of which were permanently and irrevocably waived."

C. Please insert the following as the last sentence of the third paragraph under the section entitled "Administrator" on page 13:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $442 in administrative services, of which $0, was permanently and irrevocably waived."

D. Please insert the following as the last sentence of the first paragraph under the section entitled "Distribution and Service Plan" on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $736 in shareholder servicing fees."

E. Please insert the following as the last sentence of the second paragraph under the section entitled "Distribution and Service Plan" beginning on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund paid $882 under the Distribution Agreement."

F. Please insert the following as the last sentence of the third paragraph under the section entitled "Distribution and Service Plan" beginning on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund paid $882 for such expenses."

G. Please insert the following as the third paragraph under the section entitled "Brokerage and Portfolio Turnover" beginning on page 17:

EDGEWOOD SERVICES, INC.

Distributor

Cusip 680414208
G01972-04 (6/97)

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the aggregate commissions paid from the Growth Fund were $17,654."

                       OLD WESTBURY FUNDS, INC.

                    Old Westbury International Fund

                 Old Westbury Growth Opportunity Fund

        (each a "Portfolio" and collectively the "Portfolios")

                            Federated Tower

                  Pittsburgh, Pennsylvania 15222-3779

                       Telephone: (800) 607-2200

                  Statement of Additional Information

                           February 28, 1997

         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the prospectuses (each a "Prospectus") for the Portfolios listed above. The prospectus for Old Westbury International Fund is dated February 28, 1997 and the prospectus for Old Westbury Growth Opportunity Fund is dated January 31, 1997. This Statement of Additional Information contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with each Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Portfolios at the address and telephone number set forth above.

                           TABLE OF CONTENTS

                                                                     PAGE

INVESTMENT OBJECTIVE AND POLICIES   ................     1
DESCRIPTION OF EACH PORTFOLIO'S
      INVESTMENT SECURITIES AND RISK FACTORS.                  1
INVESTMENT RESTRICTIONS             ................              9
DIRECTORS AND OFFICERS              ................            10
ADVISER  .........                  ................
11

ADMINISTRATOR.....                  ................
13
CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT........   14
DISTRIBUTION AND SERVICE PLAN       ................            15
BROKERAGE AND PORTFOLIO TURNOVER    ................   17
COUNSEL AND INDEPENDENT AUDITORS    ................   18
PURCHASE AND REDEMPTION OF SHARES   ................   19
DESCRIPTION OF COMMON STOCK         ................            19
PERFORMANCE.......                  ................
19

NET ASSET VALUE...                  ................
20

TAX STATUS .......                  ................
20
DESCRIPTION OF CORPORATE DEBT RATINGS...............            24
FINANCIAL STATEMENTS                ................
25

                   INVESTMENT OBJECTIVE AND POLICIES

         Each Portfolio will normally invest its assets primarily in common stocks, but may, however, increase its holdings in equity securities other than common stocks including convertible securities, preferred stock and warrants when the Adviser believes it is advisable to do so. Each Portfolio may also invest in debt securities as described in their respective Prospectus. Investments in debt securities are consistent with the Portfolios' investment objective because they could result in capital appreciation due to an increase in the value of such securities caused by changes in interest rates and currency values.

         Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio will be restricted in that, at the close of each quarter of the taxable year, at least 50% of the value of each Portfolio's total assets must be represented by cash, Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in the securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualifications as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT SECURITIES AND RISK FACTORS

         The following discussion is additional disclosure that supplements each Portfolio's respective Prospectus and should be read in conjunction with the current Prospectus. The material relating to the risk factors pertaining to the securities invested by each Portfolio set forth in its Prospectus is herein incorporated by reference. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Portfolios' Prospectus. In addition, hereinafter, Old Westbury International Fund shall be referred to as the "International Fund" and Old Westbury Growth Opportunity Fund shall be referred to as the "Growth Fund." The Fund's executive offices are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

FOREIGN SECURITIES

         Investments are made primarily in those regions where, in the opinion of the International Fund's Adviser, there are opportunities to achieve superior investment returns relative to other investment opportunities outside the United States. The International Fund does not, however, generally invest in debt or equity securities of U.S. issuers. The International Fund emphasizes those industrial sectors of the world's market which, in the opinion of its Adviser, offer the most attractive risk/reward relationships. Securities of any given issuer are evaluated on the basis of such measures as price/earnings ratios, price/book ratios, cash flows and dividends and interest income.

         Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage. The International Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the International Fund's currency exposure related to foreign investments as described in its Prospectus.

         The Portfolios may invest in certain foreign securities; however, the only foreign securities the Growth Fund may invest in are securities of Canadian based companies (see "Canadian Companies" in the Growth Fund Prospectus). Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolios by domestic companies.

         Investors should realize that the value of the Portfolios' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolios' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         The International Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be dominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

MONEY MARKET INSTRUMENTS

         As discussed in each Portfolio's respective Prospectus, a Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by a Portfolio appears below.

U.S. TREASURY SECURITIES

         The Growth Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS

         The Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolios must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

BANK OBLIGATIONS

         The Portfolios, unless otherwise noted in their Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolios will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

COMMERCIAL PAPER

         The Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Portfolios may invest must be rated A-1 or A-2 by Standard & Poor's Rating Group ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or F-1 or F-2 by Fitch Investors Service, Inc. Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Portfolios' quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

MONEY MARKET MUTUAL FUNDS

         The Growth Fund may invest in securities of money market mutual funds. See "Investment Company Securities" below.

FOREIGN GOVERNMENT OBLIGATIONS

         The International Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS

         Because each Portfolio may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, a Portfolio may from time to time enter into foreign currency exchange transactions. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolios will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for the U.S. dollar or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S.

dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         In using options as a hedge against changes in the value of foreign currencies relative to the U.S. dollar, each Portfolio may trade exchange-traded options on foreign currencies. Each Portfolio may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

         A separate account of the Portfolio will be established with the Portfolio's custodian consisting of cash or U.S. Government or other high-grade liquid debt obligations equal to the amount of the Portfolio's assets that could be required to consummate forward contracts or put options entered into to hedge against movements in the value of foreign currencies with respect to the Portfolio's portfolio positions. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or high grade liquid debt securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

INVESTMENTS IN WARRANTS AND RIGHTS

         Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Each Portfolio does not intend to purchase warrants and rights in excess of 5% of each Portfolio's total assets.

CONVERTIBLE SECURITIES

         Each Portfolio may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P or "Baa" by Moody's or, if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities.

         In selecting convertible securities for each Portfolio, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. Each Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. Each Portfolio does not intend to purchase convertible securities in excess of 5% of each Portfolio's total assets.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. The International Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade. The Growth Fund will not invest in securities rated below investment grade.

         The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for each Portfolio in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Portfolio upon such sale. Such sale may result in a loss to each Portfolio. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments. See "Description of Corporate Debt Ratings" for a comparison of investment grade and speculative ratings issued by S&P and Moody's.

         Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Portfolio, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

 INVESTMENTS IN UNSEASONED COMPANIES

         The securities of unseasoned companies (i.e., issuers, which including predecessors, have been in business less than three years) may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when each Portfolio attempts to dispose of its holdings, that Portfolio may receive lower prices than might otherwise be obtained. Each Portfolio does not intend to purchase securities of unseasoned companies in excess of 5% of that Portfolio's net assets.

CORPORATE REORGANIZATIONS

         Each Portfolio may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Portfolios.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

         In making such investments, each Portfolio will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirement that, with respect to 75% of its total assets, not more than 5% of its total assets may be invested in the securities of any one issuer. Since such investments are ordinarily short term in nature, they will increase the turnover ratio of the Portfolios thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Portfolios to meet the tests for favorable tax treatment as a "Regulated Investment Company" specified by the Code (see the Prospectus, "Dividends, Distributions and Taxes"). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the tax qualification tests of the Code. Each Portfolio does not intend to purchase these securities in excess of 5% of that Portfolio's total assets.

REPURCHASE AGREEMENTS

         Each Portfolio may engage in repurchase agreements with U.S. sellers as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser (i.e., a Portfolio) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Portfolio will require that the value of such underlying securities, together with any other collateral held by the Portfolio, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Portfolio's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Portfolio might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolios will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of that Portfolio's net assets would be so invested. Under normal market conditions, the Portfolios do not intend to purchase repurchase agreements in excess of 5% of that Portfolio's net assets.

LOANS OF PORTFOLIO SECURITIES

         To increase income, the International Fund may lend its securities to securities broker-dealers or financial institutions if:
(1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Portfolio at any time, (3) the Portfolio receives reasonable interest or fee payments on the loan, (4) the Portfolio is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Portfolio's assets.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. The International Fund does not currently intend to lend portfolio securities in excess of 5% of its total assets. The Growth Fund does not currently intend to lend portfolio securities.

PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES

         The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

                        INVESTMENT RESTRICTIONS

         Each Portfolio has adopted the following investment restrictions which may not be changed without the approval of the "majority of the outstanding shares" of that Portfolio (as defined in the Prospectus). Under such fundamental restrictions, each Portfolio may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of the Portfolio less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that with respect to Growth Fund, a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than obligations created by these transactions;

3. Mortgage, pledge or hypothecate any assets except that a Portfolio may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to Growth Fund, initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets.

     4. Act as an underwriter of securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

     5. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs;

6. Purchase or acquire commodities, commodity contracts or futures except that the Portfolio may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts, and Growth Fund may enter into financial futures contracts.

     7. Issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security in connection with any permitted borrowing;

     8. With respect to the International Fund only, invest 25% or more of the value of its total assets in any particular industry or groups of related industries; and

     9. Participate on a joint, or a joint and several, basis in any securities trading account.

     The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. Each Portfolio will not:

     1. Invest more than 15% of the market value of the Portfolio's net assets in illiquid investments including repurchase agreements maturing in more than seven days;

     2. Invest in securities of other investment companies, except (a) with respect to International Fund, the Portfolio may purchase securities of other investment companies which meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by Section 12(d) of the 1940 Act; and (b) with respect to Growth Fund,
(i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, unless the Portfolio is permitted to exceed these limitations by the Securities and Exchange Commission. Growth Fund will limit its investments in the securities of other investment companies consistent with the Portfolio's investment policies.

3.       Purchase securities while borrowings exceed 5% of its total assets;

4.       Invest in companies for the purpose of exercising control.

         If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Portfolio's investment securities will not be considered a violation of the Portfolio's restrictions.

                        DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their age and principal occupations for the past five years, are listed below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk. Unless otherwise indicated below, the address of each Director and officer is Old Westbury Funds, Inc. c/o Edgewood Services, Inc., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         ROBERT M. KAUFMAN (age 66) - Director.

Chairman of the Board and Director; Partner, Proskauer Rose Goetz & Mendelsohn, Attorneys at Law. His principal address is 1585 Broadway, New York, NY 10036.

         JOHN KEVIN KENNY (age 60) - Director.

     Director; President and Chief Executive Officer, Christina Holdings, Inc. (since June 1995); Principal, Real Estate Investments (since 1992); President and Chief Executive Officer, J.J. Kenny Co., Inc. Kenny Information Services, Inc. (from 1961 to 1992). His principal address is 2000 PGA Boulevard, Suite 3220, P.O. Box 13076, North Palm Beach, FL 33408.

         HOWARD D. GRAVES (age 57) - Director.

     Director; Chairman of the Board, Recycling Holdings, Inc. (since
1996); Director, Recycling Holdings, Inc. (from 1995 to 1996); and Superintendent, United States Military Academy, West Point, New York (Lieutenant General, U.S. Army) (from 1991 to 1996). His principal address is 2101 Kings Mill Court, Falls Church, VA 22043.

         EDWARD C. GONZALES (age 67) - President, Treasurer and Principal Financial Officer. Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of other funds distributed by Federated Securities Corp.; President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.

         RONALD M. PETNUCH (age 37) - Vice President.

Vice President and Assistant Treasurer of other funds distributed by

Federated Securities Corp. Senior Vice President, Federated Services Company; and formerly, Associate Corporate Counsel, Federated

Investors.

         C. CHRISTINE THOMSON (age 39) - Vice President and Assistant Treasurer. Vice President and Assistant Treasurer of other funds distributed by Federated Securities Corp.

         JUDITH J. MACKIN (age 37) - Vice President.

Vice President and Assistant Treasurer of other funds distributed by Federated Securities Corp.

         C. GRANT ANDERSON (age 56) - Secretary.
Corporate Counsel, Federated Investors.


                          COMPENSATION TABLE


                                                     Pension or                                         Total

                          Retirement

Compensation

                           Aggregate                 Benefits                     Estimated             From
                           Compensation              Accrued as                   Annual                Fund and

Fund

Name of                    from                      part of Portfolio            Benefits Upon         Complex

Paid

DIRECTOR                   THE FUND                  EXPENSES                     RETIREMENT            TO

DIRECTORS

Howard D. Graves           none                      none                         none                  none

Robert M. Kaufman          $5,500                    none                         none                  $5,500

John Kevin Kenny           $5,500                    none                         none                  $5,500


The compensation table above reflects the fees received by the Directors from the Fund for fiscal year ended October 31, 1996. All the Directors are not "interested persons" (as defined in the 1940
Act) of the Fund and each will receive an annual retainer of $5,000 to be paid in quarterly installments of $1,250 and $500 per meeting, plus reasonable expenses.

         As of February 4, 1997, all Directors and officers as a group owned less than 1% of each Portfolio's outstanding shares.

         As of that date, the following shareholders of record owned more than 5% of the International Fund's outstanding shares: Bessemer Trust Company, 100 Woodbridge Center Drive, Woodbridge, New Jersey 07095-1191 held 94.59% of the outstanding shares of the International Fund under the nominee name Naidot & Co. for its customers.

                                ADVISER

         The Adviser to each Portfolio is Bessemer Trust Company, N.A., a national banking association. Pursuant to the Advisory Contract for each Portfolio, the Adviser manages the portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

         The Adviser also provides each Portfolio with supervisory personnel who are responsible for supervising the performance of the Portfolios' Administrator. The Administrator will provide personnel who will be responsible for performing the operational components of such supervisory services and who may be employees of the Adviser, of its affiliates or of other organizations. The Advisory Contracts for the International Fund and for the Growth Fund were approved by their shareholders at meetings held on October 12, 1993 and January 31, 1997, respectively, and the continuance of the Advisory Contract for the International Fund was most recently approved on August 8, 1996 by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser. The Advisory Contract for the Growth Fund was approved on August 8, 1996 by the Board of Directors, including a majority of the disinterested directors.

         The Advisory Contract will be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a vote of a "majority of the outstanding shares" of the Portfolio (as defined in the Prospectus) or by the Fund's Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

         The Advisory Contract is terminable without penalty by a Portfolio on sixty days' written notice when authorized either by a vote of a "majority of the outstanding shares" of the Portfolio (as defined in the Prospectus) or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of an "assignment" (as defined in the 1940 Act). The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Each Portfolio has, under the Advisory Contract, confirmed its obligation for payment of all its other expenses, including without limitation: fees payable to the Adviser, Administrator, custodian, transfer agent and dividend agent; brokerage and commission expenses; foreign, federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and nonrecurring legal, accounting and record-keeping expenses; costs of organizing and maintaining the Fund's existence as a corporation; compensation, including directors' fees, of any directors, officers or employees who are not also officers or employees of the Adviser, the Administrator or their affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders' reports, proxy solicitations, and corporate meetings; fees and expenses of registering its shares under the appropriate federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; any other distribution or promotional expenses contemplated by an effective plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act; and expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts. The Distributor pays the promotional and advertising expenses related to the distribution of each Portfolio's shares and for the printing of all Portfolio prospectuses used in connection with the distribution and sale of Portfolio shares for which it may be reimbursed under the Plan. See "Distribution and Service Plan." Each Portfolio also reimburses the Adviser for all of that Portfolio's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Portfolio and all the expenses incurred to conduct that Portfolio's affairs. The amounts of such reimbursements must be agreed upon between each Portfolio and the Adviser. The Adviser at its discretion may voluntarily waive all or a portion of the advisory fee and the operating expense reimbursement.

         The Fund may from time to time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described below under "Distribution and Service Plan."

         For its services under the Advisory Contract, the Adviser receives from each Portfolio an advisory fee, computed daily and payable monthly, in accordance with the following schedule: (i) 0.80% of the first $100 million of that Portfolio's average net assets; (ii) 0.75% of the second $100 million of that Portfolio's average net assets; and (iii) 0.70% of that Portfolio's average net assets exceeding $200 million. For the fiscal years ended October 31, 1994, 1995, and 1996, the International Fund accrued $570,189, $771,294, and $990,632, respectively, in advisory fees, of which $134,868, $91,974, and $29,346, respectively, were permanently and irrevocably waived.

         Any portion of the total fees received by the Adviser may be used by the Adviser to provide distribution, shareholder and administrative services. Pursuant to the Fund's Distribution and Service Plan, the Adviser will also act as a shareholder servicing agent for each Portfolio pursuant to which the Portfolios are permitted to pay the Adviser a maximum of 0.25% per annum of that Portfolio's average daily net assets to compensate it and to permit the Adviser to compensate banks, savings and loans and other financial institutions (the Adviser with such other institutions, each a "Shareholder Servicing Agent") whose clients are Fund shareholders for providing shareholder services. The Adviser may irrevocably waive its rights to any portion of the advisory fees and may use any portion of the advisory fee for distribution and servicing purposes including defraying the costs of performing shareholder servicing functions on behalf of each Portfolio, compensating others, including banks, broker-dealers and other organizations whose customers or clients are shareholders of the Portfolios for providing assistance in distributing each Portfolio's shares and defraying the costs of shareholder servicing and other promotional activities. See "Distribution and Service Plan." There can be no assurance that such fees will be waived in the future.

                             ADMINISTRATOR

         The Administrator for each Portfolio is Federated Administrative Services ("Federated" or the "Administrator"), which has its principal office at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Administrator serves as administrator of other mutual funds. In addition, the Administrator provides persons satisfactory to the Board of Directors of the Fund to serve as officers and directors of the Fund, as the case may be. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Administrator or its affiliates.

         Pursuant to the Administrative Services Agreement for the Portfolios, the Administrator provides all management and administrative services reasonably necessary for each Portfolio, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. Because of the services rendered each Portfolio by the Administrator and the Portfolios' Adviser, the Fund itself may not require any employees other than its officers, none of whom receive compensation from the Fund. For the services rendered to each Portfolio by the Administrator, the Portfolios pays the Administrator a fee as described in the prospectus.

For the fiscal years ended October 31, 1994, 1995, and 1996, the International Fund accrued $106,932, $143,716, and $175,182, respectively, in administrative services with the former
Administrator, Signature Broker-Dealer Services, Inc. ("Signature"), of which $5,989, $84, and $0, respectively, was permanently and irrevocably waived.

         Under the Administrative Services Agreement with the Portfolios, the Administrator provides all administrative services including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Portfolio, including maintaining certain books and records described in Rule 31a-1 under the 1940 Act (except for those records maintained by each Portfolio's Shareholder Servicing Agents or each Portfolio's transfer agent), and reconciling account information and balances among each Portfolio's custodian and Adviser; (ii) oversees the performance of administrative and professional services to each Portfolio by others, including each Portfolio's custodian; (iii) prepares, but does not pay for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing or reproduction of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, prepares the Fund's tax returns, and prepares reports to the Portfolio's shareholders and the Securities and Exchange Commission; (iv) prepares in conjunction with Fund counsel, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or each Portfolio's shares under such laws; (v) prepares (but does not pay for reproduction or mailing costs) notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) monitors daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectuses; and (vii) monitors and evaluates daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

         The Administrative Services Agreement is terminable at any time after August 31, 1998, without the payment of any penalty, by a vote of the majority of the Fund's shareholders, by the Fund on behalf of the Portfolios or the Administrator on six month's written notice. After August 31, 1998, the Administrative Services Agreement shall remain in effect for the same periods as the Advisory Contract subject to annual approval by the Fund's Board of Directors. The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

         Bessemer Trust Company (New Jersey), 100 Woodbridge Center Drive, Woodbridge, New Jersey 07095, is the Portfolios' custodian. Pursuant to a Custodian Agreement with the Portfolios, it is responsible for maintaining the books and records of each Portfolio's securities and cash. Subject to the supervision of the Adviser and Administrator, the custodian maintains each Portfolio's accounting and portfolio transaction records. Fundamental Shareholder Services, Inc., whose principal address is 90 Washington Street, New York, NY 10006, is the Portfolios' transfer and dividend disbursing agent.

                     DISTRIBUTION AND SERVICE PLAN

         The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for the Portfolios. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.40% per annum of that Portfolio's average daily net assets. Pursuant to the Plan, the Portfolios entered into a Distribution Agreement and a Shareholder Servicing Agreement with Edgewood Services, Inc. (the "Distributor") and the Portfolios also entered into a Shareholder Servicing Agreement with the Adviser. For its services under its Shareholder Servicing Agreement, the Distributor is permitted to receive payments from each Portfolio up to 0.25% per annum of the average daily net assets of that Portfolio to permit it to make payments to broker-dealers with which it has written agreements and whose clients are Fund shareholders (each a "Broker-Dealer"), for providing shareholder services. For its service under its Shareholder Servicing Agreement, the Adviser is permitted to receive a payment from each Portfolio equal to 0.25% per annum of that Portfolio's average daily net assets attributable to the clients of the Adviser (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that the Adviser is permitted to receive payments from each Portfolio (together with the Distributor's fee, the "Shareholder Servicing Fee") to actually permit it to make payments made to banks, savings and loans and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each institution, a "Shareholder Servicing Agent") for providing shareholder services up to 0.25% per annum of that Portfolio's average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and the Adviser will not exceed 0.25% of the total net assets of that Portfolio. For the fiscal years ended October 31, 1994, 1995, and 1996, the International Fund accrued $176,227, $237,518, and $309,850, respectively, in shareholder servicing fees with Signature.

         Each Shareholder Servicing Agent and Broker-Dealer will, as agent for its customers, among other things; answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Portfolio may be effected and certain other matters pertaining to each Portfolio; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Portfolio) monthly and year-end statements and confirmations of purchases and redemptions, as required by Rule 10b-10 under the Securities Exchange Act of 1934; transmit, on behalf of each Portfolio, proxy statements, annual reports, updating prospectuses and other communications from each Portfolio to shareholders of that Portfolio; receive, tabulate and transmit to each Portfolio proxies executed by shareholders with respect to meeting of shareholders of that Portfolio; and provide such other related services as each Portfolio or a shareholder may request. As set forth herein for these services, each Shareholder Servicing Agent and Broker-Dealer (either directly or from the Distributor or Adviser) receives a fee, which may be paid periodically, on an annual basis equal to 0.25% of the average daily net assets of that Portfolio represented by shares owned during the period for which payment is being made by investors with whom such Shareholder Servicing Agent or Broker-Dealer maintains a servicing relationship. Shareholder Servicing Agents and Broker-Dealers may waive all or a portion of their Shareholder Servicing Fees. In addition, the Distribution Agreement with the Distributor provides for reimbursement to the Distributor by that Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of that Portfolio's shares in an amount not to exceed 0.10% per annum of that Portfolio's average daily net assets (the "Distribution Reimbursement"). For the fiscal years ended October 31, 1994, 1995, and 1996, the International Fund paid $16,100, $7,002, and $5,739, respectively, under the former Distribution Agreement with Signature.

         Under the Distribution Agreement and Shareholder Servicing Agreement, the Distributor, for nominal consideration and as agent for each Portfolio, will solicit orders for the purchase of each Portfolio's shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by that Portfolio as principal. The Plan, the Distribution Agreement and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee and the Distribution Reimbursement, each Portfolio will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and the Shareholder Servicing Agreement, and by the Adviser under its Shareholder Servicing Agent and (ii) preparing, printing and delivering each Portfolio's prospectus to existing shareholders of that Portfolio and preparing and printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to 0.05% per annum of that Portfolio's average daily net assets. For the fiscal years ended October 31, 1994, 1995, and 1996, the International Fund paid $26,566, $3,740, and $3,740, respectively, for such expenses with Signature.

         The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include past profits for the following purposes: to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of a Portfolio; to compensate certain financial intermediaries for providing assistance in distributing a Portfolio's shares; to pay the costs of printing and distributing a Portfolio's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of a Portfolio's shares. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the Shareholder Servicing Agents and Broker- Dealers they have contracted with, provided that such payments made pursuant to the Plan will not increase the amount which a Portfolio is required to pay to the Distributor or the Adviser for any fiscal year under the Shareholder Servicing Agreements or otherwise.

         Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Portfolio directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Portfolio directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Portfolio directly. An investor should read the respective Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Portfolio shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

         The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be re-registered in the name of the customers at no cost to a Portfolio or its shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by each Portfolio, the Distributor or the Adviser, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires each Portfolio and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Portfolio and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The shareholders of the International Fund approved the Plan at a meeting held on October 12, 1993. The Board of Directors most recently approved the continuation of the Plan and amended it to include the Growth Fund on August 8, 1996. In addition, the Board of Directors approved an amendment and restatement of the Plan to reflect the Distributor, Edgewood Services, Inc., at a special meeting held on October 18, 1996. The Plan further provides that it may not be amended to increase materially the costs which may be spent by a Portfolio for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of each Portfolio or the shareholders.

         From time to time, the Adviser and the Distributor may voluntarily assume certain expenses of a Portfolio. This would have the effect of lowering the overall expense ratio of that Portfolio and of increasing yield to investors in that Portfolio.

                   BROKERAGE AND PORTFOLIO TURNOVER

BROKERAGE

         The Adviser makes each Portfolio's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. Neither a Portfolio nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Portfolio, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Adviser may consider sales of shares of a Portfolio as a factor in the selection of brokers to execute portfolio transactions for the Portfolios.

         For the fiscal years ended October 31, 1994, 1995, and 1996, the aggregate commissions paid from the International Fund were $516,020, $325,787, and $462,315, respectively.

         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which each Portfolio effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. The Adviser may consider the sale of shares of a Portfolio by brokers including the Distributor as a factor in its selection of brokers of Portfolio transactions.

         A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Portfolio will attempt to negotiate best execution.

PORTFOLIO TURNOVER

         Each Portfolio's average annual portfolio turnover rate, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less) is expected to be high. Purchases and sales are made for each Portfolio whenever necessary in the Adviser's opinion, to meet that Portfolio's objective. In order to qualify as a regulated investment company, less than 30% of a Portfolio's gross income (including tax exempt income) must be derived from the sale or other disposition of stock, securities or certain investments held for less than three months. Although increased Portfolio turnover (over 100%) may increase the likelihood of additional capital gains for a Portfolio, each Portfolio expects to satisfy the 30% income test.

                   COUNSEL AND INDEPENDENT AUDITORS

         Legal matters for the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, have been selected as independent auditors for each Portfolio.

                   PURCHASE AND REDEMPTION OF SHARES

The material relating to the purchase and redemption of shares in each Prospectus is herein incorporated by reference.

                      DESCRIPTION OF COMMON STOCK

         The authorized capital stock of the Fund, which was incorporated on August 26, 1993 in the State of Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Growth Fund was designated as a separate series of the Fund on January 23, 1997, by the filing of Articles Supplementary in the State of Maryland. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

         Under its Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

         The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

         As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only: (a) for the election of directors, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution plan as required by the 1940 Act with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 10 percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

                              PERFORMANCE

         The material relating to the Portfolios' performance in the Prospectus is herein incorporated by reference. The Adviser may also include performance information in such advertisements or information furnished to current or prospective shareholders not only regarding the Adviser's performance since John Trott, the International Fund's portfolio manager, joined the Adviser in 1992, but also regarding Mr. Trott's personal investment performance since 1988 when, as chief investment officer for Klienwort Benson International Investment LTD., he managed investments for clients with similar objectives to those of the International Fund. In addition, the Adviser may also include performance information regarding the Adviser's performance since Harry Rekas, the Growth Fund's portfolio manager, joined the Adviser in 1996, but also regarding Mr. Rekas' personal investment performance since 1993 when he managed the Capital Appreciation portfolio of AIG Investment Management Corporation, a portfolio which was focused on small and mid-capitalization equities.

                            NET ASSET VALUE

         For purposes of determining each Portfolio's net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

         United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.

         As indicated in each Prospectus, the net asset value per share of each Portfolio's shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

However, the NYSE may close on days not included in that announcement.

                              TAX STATUS

         The following is a general discussion of certain federal income tax consequences of the purchase, ownership and disposition of shares of a Portfolio (the "Shares") and holders of the Shares (the "Shareholders"). The summary is limited to investors who hold the Shares as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Shares.

         A Portfolio intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code. If a Portfolio qualifies as a "regulated investment company" and distributes to Shareholders 90% or more of its investment company taxable income (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its investment company taxable income (including any net capital gain) it distributes to Shareholders in a timely manner. In addition, to the extent a Portfolio distributes to Shareholders in a timely manner at least 98% of its taxable income (including any net capital gain) it will not be subject to the 4% excise tax on certain undistributed income of a regulated investment company. In order to maintain its status as a regulated investment company, a Portfolio must derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. It is anticipated that each Portfolio will not be subject to federal income tax or the excise tax. Distribution of each Portfolio's investment company taxable income (including any net capital gain) is expected to occur in a timely manner. Although all or a portion of each Portfolio's taxable income (including any net capital gain) for a calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by Shareholders during the calendar year.

         Each Portfolio intends to qualify as a publicly offered regulated investment company and as such will not be subject to the 2% limitation on itemized expense deductions. Thus, distributions will take into account all of the itemized expenses incurred by each Portfolio. Additionally, Section 68 of the Code, which limits the amount of allowable itemized deductions of individuals with an adjusted gross income in excess of specified amounts, does not appear to apply to indirect deductions incurred by a pass through entity, such as a regulated investment company. However, regulations may be promulgated in the future that could alter this result.

         Distributions to Shareholders of each Portfolio's taxable income (other than its net capital gain) for a year will be taxable as ordinary income to Shareholders. To the extent that distributions to a Shareholder in any year are not taxable as ordinary income, they will be treated as a return of capital and will reduce the Shareholder's basis in his Shares and, to the extent that they exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of each Portfolio's taxable income (other than net capital gain distributions) will be taxable as ordinary income to Shareholders.

         Distributions of each Portfolio's net capital gain (designated as capital gain dividends by that Portfolio) will be taxable to Shareholders as long-term capital gain, regardless of the length of time the Shares have been held by a Shareholder. A Shareholder may recognize a taxable gain or loss if the Shareholder sells or redeems his Shares. Any gain or loss arising from (or treated as arising from) the sale or redemption of Shares will be a capital gain or loss, except in the case of a dealer in securities. The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. To the extent that a capital gain dividend with respect to the Shares is afforded long-term capital gain treatment, a Shareholder who realizes a capital loss upon the sale of such Shares that were owned for six months or less must treat the loss as long-term. The deduction of capital losses is subject to limitations. If the securities appreciate in value, purchasers of Shares after the occurrence of such appreciation will acquire their Shares subject to the tax obligation that may be incurred in the future when there is a sale of such Shares. If a Shareholder incurs a load charge in acquiring a Share and a reinvestment right and disposes of the Share within 90 days and subsequently acquires an interest in a regulated investment company for no load charge, any loss recognized on the first disposition will be disallowed to the extent of the load charge.

         Distributions that are taxable as ordinary income to Shareholders will constitute dividends for federal income tax purposes but will be eligible for the dividends-received deduction for corporations (other than corporations such as "S" corporations that are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) only to the extent of dividends received from domestic issuers by each Portfolio with respect to stock held by that Portfolio for more than 45 days and only if the Shareholder has held his Shares for more than 45 days. The requirement that dividends must be received from domestic issuers in order to qualify for the dividends received deduction will reduce, or eliminate, the availability of this deduction to Shareholders. The dividends-received deduction is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Sections 246 and 246A of the Code contain limitations on the eligibility of dividends for the corporate dividends-received deduction (in addition to the limitations discussed above). Depending upon the corporate Shareholder's circumstances (including whether it has a more than 45-day holding period for its Shares and whether its Shares are debt financed), these limitations may be applicable to dividends received by a corporate Shareholder from that Portfolio that would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, Shareholders should consult their own tax advisers in this regard. A corporate Shareholder should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

         Dividends and interest received by each Portfolio from foreign issuers will in most cases be subject to foreign withholding taxes. A Portfolio may qualify to make an election that will enable Shareholders to credit foreign withholding taxes against their federal income tax liability on distributions by that Portfolio.

         The federal tax status of each year's distributions will be reported to Shareholders and to the Internal Revenue Service. The foregoing discussion relates only to the federal income tax status of a Portfolio and to the tax treatment of distributions by that Portfolio to U.S. Shareholders. Shareholders who are not United States citizens or residents should be aware that distributions from each Portfolio will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether an investment in a Portfolio is appropriate. Distributions may also be subject to state and local taxation and Shareholders should consult their own tax advisers in this regard.

         Sections 1291-1297 of the Code impose certain additional taxes and interest on Shareholders of a "passive foreign investment company," defined as a foreign corporation 75% or more of the gross income of which is from passive investments or at least 50% of the adjusted basis of the assets of which are assets that produce passive income. The additional tax and interest are imposed on the Shareholders of the passive foreign investment company in the event of a distribution of accumulated earnings or the holder's recognition of gain from the sale of stock of the company. In the case of a "regulated investment company" that is the Shareholder, this tax and interest will be imposed on the "regulated investment company," not on the Shareholders of the "regulated investment company."

         Entities that generally qualify for an exemption from federal income tax, such as many pension trusts, are nevertheless taxed under
Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from a Portfolio and gain from the sale of Shares in that Portfolio or that Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Shares itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

         Before investing in each Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in a Portfolio;
(b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of a Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

         Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in a Portfolio.

                 DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:
         1.       An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's

Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.

STANDARD & POOR'S RATINGS GROUP

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Group("S&P"). Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         FINANCIAL STATEMENTS

         The Annual Report of the International Fund, dated October 31, 1996, has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of such Annual Report and the Annual Report for the Growth Fund will be provided, without charge, to each person receiving this Statement of Additional Information.

Cusip 680414109
Cusip 680414208

G02009-04

OLD WESTBURY FUNDS, INC.
PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A)      Financial Statements.

The Financial Statements for the Old Westbury International Fund for the fiscal period ended October 31, 1996, are incorporated by reference from the Portfolio's Annual Report dated October 31, 1996. Financial Statements for the Old Westbury Growth Opportunity Fund are included in Part A of this Registration Statement.

(B)      Exhibits.

         (1)Form of Articles of Incorporation of the Registrant; 3.
         (2)By-laws of the Registrant; 3.

          (3)     Not applicable.
          (4)     Not applicable.

         (5)(i) Advisory Contract between the Registrant, on behalf of the International Fund, and Bessemer Trust Company, N.A.; 3

                  (ii) Form of Advisory Contract between the
                  Registrant, on behalf of the Growth Opportunity
                  Fund, and Bessemer Trust Company, N.A.; 4.

         (6)See Distribution Agreement filed as Exhibit 15(iii) herein; 5.
          (7)     Not applicable.

         (8)Custody Agreement between the Registrant and Bessemer Trust Company (New Jersey); 1.

          (9)     Administrative Services Agreement between the
                  Registrant and Federated Administrative Services for the Fund, on behalf of the Portfolios of the Registrant.; 5.

         (10) Opinion of Messrs. Battle Fowler, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading "Dividends, Distributions and Taxes" in the Prospectus; 1.

         (11)     Consent of Independent Auditors; 5.
         (12)     Not applicable.

         (13) Written assurance of SFG Investors II Limited Partnership, that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling; 1.

         (14)     Not applicable.

1. Incorporated herein by reference from Pre-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on October 5, 1993.

3 Incorporated herein by reference from Post-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on

         February 28, 1996.

4.       Incorporated herein by reference from the Post-Effective
         Amendment No. 5 to this Registration Statement as filed with the SEC on November 26, 1996.

5.       Incorporated herein by reference from the Post-Effective
         Amendment No. 7 to this Registration Statement as filed with the SEC on February 26, 1997.

(15) (i) Amended and Restated Distribution and Service Plan adopted by the Registrant, on behalf of the International Fund, Pursuant to Rule 12b-1 under the Investment Company Act of 1940; 4.

(ii) Distribution and Service Plan adopted by the Registrant, on behalf of the Growth Opportunity Fund, Pursuant to Rule 12b- 1 under the Investment Company Act of 1940; 4.

(iii) Distribution Agreement between the Registrant, on behalf of the Portfolios, and Edgewood Services, Inc.; 5.

(iv) Exhibit B of the Distribution Agreement; 5.

(v) Shareholder Servicing Agreement between the Registrant, on behalf of the International Fund, and Bessemer Trust Company, N.A.; 1.

(vi) Form of Shareholder Servicing Agreement between the Registrant, on behalf of the Growth Fund, and Bessemer Trust Company, N.A.; 4.

(vii) Amended and Restated Shareholder Servicing Agreement between the Registrant, on behalf of the International Fund, and Edgewood Services,

Inc.; 5.

(viii)Form of Shareholder Servicing Agreement between the Registrant, on behalf of the Growth Fund, and Edgewood Services, Inc.; 4.

(16)     Schedules of Computation of Performance Quotations; 2.

         (i) Schedule of Computation of Fund Performance for Old Westbury Growth Opportunity Fund; +

(17)     Financial Data Schedules; 5.

(18)     Not Applicable.
(19)     Powers of Attorney; 5.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                  Number of Record Holders

                  TITLE OF CLASS    .................AS OF June 25, 1997

                  Common Stock
                  (par value $0.001)

                  Old Westbury International Fund....     54
                  Old Westbury Growth Opportunity Fund........8........

1. Incorporated herein by reference from Pre-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on October 5, 1993.

2. Incorporated herein by reference from Post-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on March 1, 1994.

3 Incorporated herein by reference from Post-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on February 28, 1996.

4. Incorporated herein by reference from the Post-Effective Amendment No. 5 to this Registration Statement as filed with the SEC on November 26, 1996.

5. Incorporated herein by reference from the Post-Effective Amendment No. 7 to this Registration Statement as filed with the SEC on February 26, 1997.

+.       Incorporated herein.

ITEM 27. INDEMNIFICATION.

                  In accordance with Section 2-418 of the General
                  Corporation Law of the State of Maryland, Article EIGHTH of the Registrant's Articles of Incorporation provides as follows:

                  "NINTH: (a) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the ByLaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                  (b) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than a payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  Insofar as the Investment Company Act of 1940 may be concerned, in the event that a claim for indemnification is asserted by a director, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will not make such indemnification unless
                  (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon a review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of directors who are neither interested persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

                  The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have (i) received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (x) such person shall provide security for his undertaking, (y) the Registrant shall be insured against losses arising by reason of any lawful advances or (z) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

                  The description of Bessemer Trust Company, N.A. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

                  To the knowledge of Registrant, none of the directors or officers of the Investment Advisor, except those set forth below, is or has been, at any time during the past two fiscal years employed by any entity other than the Investment Advisor.


                                    POSITION WITH

NAME                                INVESTMENT ADVISOR........OTHER BUSINESS CONNECTIONS
----                                ------------------        --------------------------

Stuart S. Janney, III               Chairman of               Managing Director & Head of
                                    the Board                 Asset Management, Alex, Brown & Sons, Inc.

William Acquavella                  Director                  President & Owner of Acquavella Galleries, Inc./Acquavella
                                                              Contemporary Art, Inc.  Partner
                                                              w/Sotheby's in Acquavella Modern Art

Stanley C. Bodell, Jr.              Senior Vice Pres.         Senior Vice President, Fleet Investment Services, Rhode
                                                              Island

Brooks Carey                        Senior Vice Pres.         Vice President, T. Rowe Price

John D. Chadwick                    Executive Vice Pres.      Senior Vice President and President
                                                              Senior Portfolio Manager, Kidder Peabody & Co.

W. David Dary                       Senior Vice Pres.         Vice President and Senior Portfolio Manager, Citicorp Trust
                                                              N.A.

Jesse H. Davis                      Vice President            Director Systems and Programming-Brokerage Group, ADP

Thomas J. Frank, Jr.                Vice President            Vice President, U.S. Trust

F. Malcolm Graff, Jr.               Senior Vice Pres.         Client Account Manager, Bankers Trust Company

Glenn E. Gray                       Vice President            Area Manager - Corporate Finance, Finova Capital Corporation

Robert J. Hughes                    Vice President            Vice President and Assistant Department Head, Fiduciary
                                                              Special Services, Inc.

Timothy J. Morris                   Senior Exec. Vice Pres.   CEO and Chief President Investment Officer, The Portfolio
                                                              Group

Jane Reilly                         Vice President            Vice President, U.S. Trust

Frederick H. Sandstrom              Senior Vice Pres.         Executive Vice President and Managing Director, Fleet
                                                              Financial Group


ITEM 29.          PRINCIPAL UNDERWRITERS:

                  (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Pyramid Mutual Funds, BT Investment Funds, BT Institutional Funds, Excelsior Institutional Trust (formerly, UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly, UST Master Tax-Exempt Funds, Inc.), Excelsior Institutional Trust, FTI Funds, FundManager Portfolios, Marketvest Funds, and Marketvest Funds, Inc.



                  (b)

              (1)                                         (2)                                   (3)
Name and Principal                             Positions and Offices                  Positions and Offices

 BUSINESS ADDRESS                                 WITH DISTRIBUTOR                        WITH REGISTRANT
Lawrence Caracciolo                            Director, President,                              --

Federated Investors Tower                      Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Arthur L. Cherry                               Director,                                         --
Federated Investors Tower                      Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

J. Christopher Donahue                         Director,                                         --
Federated Investors Tower                      Edgewood Services, Inc.

Pittsburgh, PA 15222-3779

Thomas P. Sholes                               Vice President,                                   --
Federated Investors Tower                      Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ronald M. Petnuch                              Vice President,                                   --
Federated Investors Tower                      Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Thomas P. Schmitt                              Vice President,                                   --
Federated Investors Tower                      Edgewood Services, Inc.
Pittsburgh, PA 15222-3779

Ernest L. Linane                               Assistant Vice President,                         --
Federated Investors Tower                      Edgewood Services, Inc.

Pittsburgh, PA 15222-3779

S. Elliott Cohan                               Secretary,                            Assistant Secretary
Federated Investors Tower                      Edgewood Services, Inc.

Pittsburgh, PA 15222-3779

Thomas J. Ward                                 Assistant Secretary,                              --
Federated Investors Tower                      Edgewood Services, Inc.

Pittsburgh, PA 15222-3779

Kenneth W. Pegher, Jr.                         Treasurer,                                        --
Federated Investors Tower                      Edgewood Services, Inc.

Pittsburgh, PA 15222-3779


ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant at, Bessemer Trust Company, N.A., 630 Fifth Avenue, New York, New York 10111, the Registrant's advisor Federated Administrative Services Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, the Registrant's administrator; and Fundamental Shareholder Services, Inc., 90 Washington Street, New York, NY 10006, the Registrant's transfer and dividend disbursing agent.

ITEM 31.          MANAGEMENT SERVICES.

                  Not applicable.

ITEM 32.          UNDERTAKINGS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report, upon request, without charge.

                  (d) The Registrant undertakes to call a meeting of the stockholders for purposes of voting upon the question of removal of a director or directors, if requested to do so by the holders of at least 10% of the Portfolio's outstanding shares, and the Registrant shall assist in communications with other stockholders.

                  (e)      Not applicable.

                              SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, OLD WESTBURY FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 26th day of June, 1997.

                       OLD WESTBURY FUNDS, INC.

                       By: /s/ C. Grant Anderson

                     C. Grant Anderson, Secretary

                Attorney in Fact for Edward C. Gonzales

                             June 26, 1997

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  NAME                     TITLE                       DATE

         Edward C. Gonzales*        President and Treasurer       June 26, 1997
                                    (Chief Executive Officer and
                                    Principal Financial and

                                    Accounting Officer)

         Howard D. Graves*          Director

         Robert M. Kaufman*         Director

         John Kevin Kenny*          Director

*By:     /S/ C. GRANT ANDERSON

         C. Grant Anderson

         As Attorney-in-fact for Edward C. Gonzales by Power of Attorney.